The O'Higins Fund
                                                          1375 Anthony Wayne Dr.
                                                          Wayne PA 19087

                                                          December 31, 2000


Dear Shareholder:

Your Fund started 2000 at $8.36 per share. Results show that our net asset value per share increased to $10.87 (10.44 plus the $0.43 dividend) which represents an increase in value of about 30% this year while the Dow Jones Industrial Average was off over 9%. Other indicies such as the NASDQ were off considerably more.

After having our long-term US Treasury Zeros do so well in 2000, Mr. O'Higggins thinks that it would be unreasonable to look forward to a similar performance throughout 2001. However, he does expect an additional increase on the order of 20% before his methodology suggests switching the Fund's assets sometime this year.

We will send a letter informing all shareholders of the switch when it occues. Also, you may find the Fund's price daily at www.ohiggins.com in the O'H FUND section of the webpage.

Financial figures for the year ended December 31, 2000 are attached.




Respectfully submitted,






Bernard B. Klawans
President






















                              THE O'HIGGINS FUND
              STATEMENT OF ASSETS & LIABILITIES - DECEMBER 31, 2000


ASSETS:
 Investments, at value (cost $3,259,748)                             $3,247,427
 Receivables, interest                                                      260
                                                                     ----------
  TOTAL ASSETS                                                        3,247,687
                                                                     ----------
  NET ASSETS (equivalent to $10.44/sh based on 311,021 sh of cap-
  ital stock outstanding, 10,000,000 authorized, $.001 par value)    $3,247,687
                                                                     ==========



COMPOSITION OF NET ASSETS: Shares of common stock                    $      311
 Paid in capital                                                      3,338,855
 Accumulated net investment income                                      (79,158)
 Net unrealized depreciation of investments                             (12,321)
                                                                     ----------
  NET ASSETS, December 31, 2000                                      $3,247,687
                                                                     ==========

                          STATEMENT OF OPERATIONS
                       Year Ended December 31, 2000

INVESTMENT INCOME: Amortization of zero coupon bonds                 $  168,170
 Interest earned                                                          6,762
 Other income                                                               392
                                                                     ----------
  TOTAL INVESTMENT INCOME                                               175,324

EXPENSES: Audit fee                                                       9,300
 Management fee                                                          27,117
 Officer and director expense                                             1,683
 Office expense                                                           5,642
 Registration and filing fees                                             2,208
                                                                     ----------
  TOTAL EXPENSES                                                         45,950
                                                                     ----------
  INVESTMENT INCOME, NET                                                129,374

REALIZED LOSS FROM INVESTMENTS                                          (79,522)

NET CHANGE IN UNREALIZED DEPRECIATION OF INVESTMENTS                    744,314
                                                                     ----------
  NET GAIN ON INVESTMENTS                                               664,792
                                                                     ----------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  794,166
                                                                     ==========








    The  accompaning notes are an integral part of these financial statements


                                     - 1 -


                           THE O'HIGGINS FUND, INC.
                           SCHEDULE OF INVESTMENTS
                        Year Ended December 31, 2000
                                                           Face
                                                          Amount       Value
                                                       ___________  ___________
U.S. GOVERNMENT OBLIGATIONS,   96.71%
 U.S. Treasury Bonds, stripped principal, due 2/15/27  $13,545,000  $ 3,140,747
                                                                    -----------
  TOTAL BONDS                    (Cost 3,153,068)                   $ 3,140,747

SHORT TERM INVESTMENT:         3.28%
 Commerce Bank Gold Money Market 3.70%                     106,680      106,680
                                                                    -----------
  TOTAL SHORT TERM INVESTMENT    (Cost $  106,680)                  $   106,680
                                                                    -----------
   TOTAL INVESTMENTS                                                $ 3,247,427
                                                                    ===========


                       STATEMENT OF CHANGES IN NET ASSETS
                     Years Ended December 31, 2000 and 1999

                                                           2000          1999
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Investment income net                                 $  129,374    $  138,754
 Realized loss on investments                             (79,522)
 Net change in unrealized appreciation (depreciation)     744,314      (823,822)
                                                       -----------   ----------
  NET INC (DEC) IN NET ASSETS RESULTING FROM OPERATIONS    794,166     (685,058)

 Distributions to shareholders from investment inc, net   (129,374)    (138,402)
 Net capital share transactions                           (239,870)   1,946,510
                                                       -----------  -----------
  NET INCREASE IN NET ASSETS                               424,922    1,123,050

NET ASSETS, BEGINNING OF YEAR                            2,822,765    1,699,715
                                                       -----------  -----------
NET ASSETS, END OF YEAR                                $ 3,247.687  $ 2,822,765
                                                       ===========  ===========

                            NOTES TO FINANCIAL STATEMENTS

NOTE 1 SUMMARY - SIGNIFICANT ACCOUNTING POLICIES: NATURE OF OPERATIONS - The O'- Higgins Fund, Inc. ("the Fund") is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The fol-lowing is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

SECURITY VALUATIONS - The Fund values its securities, where market quotations are readily available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Short term investments are valued at cost.

FEDERAL INCOME TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore no fed-eral income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS - The Fund  intends to distribute  to shareholders
                                       - 2 -


substantially all of its net investment income and net realized long-term capi-tal gains at year end.

ESTIMATES - The preparation of financial statements in conformity with generally accepted acccounting principles requires management to make estimates and as-sumptions that affect the reported amount of assets and liabilities and dis-closure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of income and expense during the reporting per-iod. Actual results could differ from these estimates.

OTHER - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend in-come is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Zero coupon bonds are amortized to investment income by the in-terest method. The amortization is included in the cost of investments in de-termining the net change in unrealized appreciation/depreciation on investments.

NOTE 2 CAPITAL SHARE TRANSACTIONS - As of December 31, 2000, the total par val-ue and paid in capital totaled $3,339,166.
Transactions in capital stock were as follows:
                                             Year Ended December 31,
                                          2000                    1999
                                    Shares     Amount       Shares     Amount
                                  --------- -----------   --------- -----------
Shares sold                         46,986  $   454,192    286,319  $ 2,941,925
Shares issued in reinvest of div    12,031      126,322     15,692      132,600
Shares redeemed                    (85,555)    (820,384)  (118,291)  (1,128,015)
                                  --------   ----------   --------- -----------
Net increase                       (26,538) $  (239,870)   183,720  $ 1,946,510
                                  ========   ==========   ========= ===========

NOTE 3 INVESTMENTS - For the year ended December 31, 2000, purchases and sales of investment securities, U.S. Treasury Bonds, aggregated $54,356 and $567,360 respectively. The gross unrealized appreciation for all securities totaled $112,665 & the gross unrealized depreciation for all securities totaled $124,986 or a net unrealized depreciation of $12,321. The aggregate cost of securities for federal income tax purposes at December 31, 2000 was $3,153,068. The reali-zed loss on investments for the year ended December 31, 2000 was $79,522, all of which were long transactions.

NOTE 4 INVESTMENT ADVISORY AGREEMENT & OTHER RELATED TRANSACTIONS - The Fund has an investment advisory agreement with the Valley Forge Management Corp.,(VFMC). The Fund has agreed to pay VFMC a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund & are payable monthly. For the year ended December 31, 2000, VFMC received $27,117 in investment advisory fees. Mr. Bernard Klawans is the sole owner, di-rector and officer of VFMC and is also the president of the Fund.

VFMC has entered into a contract with FTC Limited, a company wholly owned by Michael B. O'Higgins, for use of his methodology to establish and maintain the Fund's investment portfolio. The contract gives FTC Limited 50% of all manage-ment fees paid by the Fund in the form of a royalty and may be terminated only by mutual agreement by both parties.

VFMC has also entered into a contract with Mrs. Sandra K. Texter and Mrs. Ellen Klawans for support they supplied pro bono during the registration of The O'Hig-gins Fund and until the Fund passed $2,500,000 in assets. The contract gives each woman 20% of all management fees paid by the Fund in the form of a royalty and may be terminated only by mutual agreement by each party involved.

NOTE 5 DISTRIBUTION TO SHAREHOLDERS - On December 31, 2000, a distribution of $.43 per share aggregating $129,374 was paid to shareholders of record on Decem-ber 31, 2000 from net investment income.
                                      - 3 -



                               THE O'HIGGINS FUND
            FINANCIAL HIGHLIGHTS AND RELATED RATIOS/SUPLEMENTAL DATA
     For a share throughout ach fiscal year since inception January 30, 1998


                                                                     Period
                                                                     Jan 30
                                                                       to
                                                                     Dec 31
                                           Years Ended December 31
                                               2000        1999        1998

Net asset value, beginning of year           $ 8.36      $11.05      $ 9.81


Income from investment operations:
Net investment Income                          0.43        0.43        0.32
Net security realized & unrealized gains       2.08       (2.69)       1.24
                                             _______________________________
Total from investment operations               2.51       (2.26)       1.56



Less distributions:
Dividends (from net investment income)         0.43        0.43        0.32
Distributions from capital gains               0.00        0.00        0.00
                                             _______________________________

Net asset value end of year                  $10.44      $ 8.36      $11.05
                                             ===============================



Ratios to Average Net Assets:
Expenses                                       1.54%       1.40%       0.00%
Net investment income                          4.40%       4.60%       5.80%*




Suplemental data:
Net assets end of year in thousand           $ 3,249     $ 2,823     $ 1,700
Total return                                  29.99%     (20.49)%     17.34%*
Portfolio turnover rate                       18.20%       0.00%      10.00%








         * Annualized since the date of inception, January 30, 1998




   The accompaning notes are an integral part of these financial statements




                                      - 4 -